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                                                                    EXHIBIT 32.2


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alaska Communications Systems Group, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2005 (the "Report"), I, David Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, created by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 2, 2005                /s/ David Wilson
                                       ----------------
                                      David Wilson
                                      Senior Vice President and Chief Financial
                                      Officer
                                      Alaska Communications Systems Group, Inc.